ABSOLUTE STRATEGIES FUND (the “Fund”)

Supplement dated January 3, 2014 to the Prospectus dated August 1, 2013

The sub-section entitled “Fixed Income, Long/Short Credit and Distressed Debt Strategies” in the section entitled “Principal Investment Strategies” on page 3 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield “junk bonds”, bank loans and other defaulted debt securities, convertible bonds, preferred stock, TIPS (Treasury Inflation Protected Securities), exchange traded funds (“ETFs”) and emerging market debt. Debt securities of foreign governments are sometimes referred to as sovereign debt obligations and they may be issued or guaranteed by foreign governments or their agencies. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage Related Securities”).

Certain Mortgage Related Securities in which the Fund invests may be rated below investment grade (i.e., junk bonds) or unrated, under-performing or distressed debt, equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities. Distressed securities may be in default or be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court to those that are healthy but have short-term cash flow or liquidity problems. Such distressed or restructured securities may entitle holders to equity warrants or other forms of equity participation.

The Fund invests in both short-term and long-term debt, and is not limited as to the maturities or quality of the corporate debt securities in which it invests. Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing treasury futures to hedge interest rate risk. The Fund may purchase credit default swaps to enhance total return and lower volatility. The Fund may also short cash bonds of investment grade credit quality or below.

Strategies may involve leverage and hedging through the use of ETFs, futures, credit default swaps, options on swaps, equities (and related equity options), total return swaps, committed term reverse repurchase facilities or other financings that the Subadviser believes may enhance total return. In connection with these strategies, the Fund may act as a buyer or seller of credit default swaps.

The following sub-section is added immediately following the sub-section entitled “Global and Emerging Market Strategies” in the section entitled “Principal Investment Strategies” on page 4 of the Prospectus.

Special Situations Strategies involve making evaluations and predictions about both the likelihood that a particular event, such as a merger, acquisition, bankruptcy or other significant event in the life of a company, will occur and the impact such event will have on the value of the company’s securities. The Subadvisers may focus on relatively few investments believed to be undervalued and may invest in securities of companies enmeshed in special situations, including companies involved in (or the target of) acquisition attempts, tender offers, work-outs, liquidations, spin-offs, reorganizations, bank loans, bankruptcies, exchanges and similar transactions. Such investments may involve a long-term time horizon as well as idiosyncratic event risk. In addition to common stock, strategies may invest in warrants, options and credit default swaps and the Fund may act as a buyer or seller of credit default swaps.

 212-PSA1-0114

The sub-section entitled “Subadvisers” in the section entitled “Management” on page 12 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subadvisers. Horizon Asset Management LLC; Kovitz Investment Group, LLC; LakeWater Capital LLC; Longhorn Capital Partners, L.P.; Madden Asset Management LLC; MetWest Asset Management, LLC; Mohican Financial Management, LLC; Sabal Capital Management, LLC; SSI Investment Management, Inc.; St. James Investment Company, LLC and Yacktman Asset Management LP are the Subadvisers to the Fund.

The sub-section entitled “The Adviser and Subadvisers” in the section entitled “Management” beginning on page 27 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadvisers

The Fund's Adviser is Absolute Investment Advisers LLC, 18 Shipyard Drive, Suite 3C, Hingham, MA 02043. Absolute is a registered investment adviser and provides investment advisory services to the Fund. As of March 31, 2013, Absolute had $4.27 billion of assets under management.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Trust, on behalf of the Fund, has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act and the Adviser is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Absolute receives an advisory fee at an annual rate equal to 1.60% on the average annual daily net assets and has contractually agreed to reduce its advisory fee to 1.55% on the average net assets exceeding $4.5 billion but less than $5 billion, and 1.50% on the average net assets exceeding $5 billion through July 31, 2014 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Absolute pays any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. A discussion summarizing the basis on which the Board approved the Fund Investment Advisory Agreement with Absolute and the Fund Sub-Advisory Agreements between Absolute and the Subadvisers is available in the Fund's annual report for the period ended March 31, 2013.

Subject to the general oversight of the Board, Absolute is directly responsible for making the investment decisions for the Fund. Absolute delegates the day-to-day management of the Fund to a combination of the following Subadvisers, Absolute retains overall supervisory responsibility of the general management and investment of the Fund’s assets.

Subadviser	Investment Strategy
Horizon Asset Management LLC 470 Park Avenue South New York, NY 10016	Distressed Debt
Kovitz Investment Group, LLC 115 South LaSalle Street, 27th Floor Chicago, IL 60603	Fundamental Long/Short Equity
LakeWater Capital LLC 100 Limestone Plaza, Suite 200 Fayetteville, NY 13066	Short-Biased Long/Short Credit and Long/Short Credit and Distressed Debt
Longhorn Capital Partners, LP 1445 Ross Avenue, Suite 5000 Dallas, TX 75202	Global Long/Short Equity
Madden Asset Management LLC One International Place, 24th Floor Boston, MA 02110	Global Long/Short Growth Equity

MetWest Asset Management, LLC 865 S Figueroa Street Los Angeles, CA 90017	Fixed Income and Distressed Debt
Mohican Financial Management, LLC 21 Railroad Avenue, Suite 35 Cooperstown, NY 13326	Small/Mid-Cap Convertible Arbitrage
Sabal Capital Management, LLC 233 Wilshire Boulevard, Suite 300 Santa Monica, CA 90401	Long/Short Equity and Special Situations
SSI Investment Management, Inc. 9440 Santa Monica Blvd., 8th Floor Beverly Hills, CA 90210	Convertible Arbitrage
St. James Investment Company, LLC 2716 Fairmount Street Dallas, TX 75201	Concentrated Equity
Yacktman Asset Management LP 6300 Bridgepoint Parkway, Building One, Suite 500 Austin, TX 78730	Concentrated Equity

Horizon Asset Management LLC was founded in 1994 and provides investment advisory services for institutional clients and high-net worth individuals.

Kovitz Investment Group, LLC was founded in 2003 and provides investment advisory services for corporations, individuals, pension and profit sharing plans and other pooled investment vehicles.

LakeWater Capital LLC was founded in 2013 and provides investment advisory services for other pooled investment vehicles.

Longhorn Capital Partners, LP was founded in 2006 and provides investment advisory services for other pooled investment vehicles.

Madden Asset Management LLC was founded in 2007 and provides investment advisory services for other pooled investment vehicles.

MetWest Asset Management, LLC was founded in 1996 and provides investment advisory services for institutional clients, high-net worth individuals and mutual funds.

Mohican Financial Management, LLC was founded in 2003 and provides investment advisory services for another pooled investment vehicle.

Sabal Capital Management, LLC was founded in 2010 and provides investment advisory services for other pooled investment vehicles.

SSI Investment Management, Inc. was founded in 1973 and provides investment advisory services for pension and profit sharing plans, corporations, college endowments, Taft-Hartley plans, high-net worth individuals and mutual funds.

St. James Investment Company, LLC was founded in 1999 and manages assets for institutional clients, high-net worth individuals and mutual funds.

Yacktman Asset Management LP commenced operations in 1992 as Yacktman Asset Management Co. and provides investment advisory services for institutional clients and long-term investors.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Absolute, subject to Board approval, is permitted to enter into a new or modified subadvisory agreements with existing or new

Subadvisers for the Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, Absolute may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE STRATEGIES FUND (the “Fund”)

Supplement dated January 3, 2014 to the Statement of Additional Information (“SAI”) dated August 1, 2013

The definition of “Subadviser” on page 1 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Horizon Asset Management LLC ; Kovitz Investment Group, LLC; LakeWater Capital LLC; Longhorn Capital Partners, L.P.; Madden Asset Management LLC; MetWest Asset Management, LLC; Mohican Financial Management, LLC; Sabal Capital Management, LLC; SSI Investment Management, Inc.; St. James Investment Company, LLC and Yacktman Asset Management LP, the Fund’s subadvisers.

The sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" is hereby amended by deleting the table in the sub-section entitled “Ownership of Adviser and Subadvisers” on page 31 of the SAI in its entirety and replacing it with the following:

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None
Subadvisers	Controlling Persons/Entities
Horizon Asset Management LLC	Horizon Kinetics LLC
Kovitz Investment Group, LLC	Mitchell A. Kovitz
LakeWater Capital LLC	Edward J. Casey, Derek A. Jerina, Glenn T. Migliozzi, Daniel A. Sperrazza and Michael J. Wamp
Longhorn Capital Partners, L.P.	Kristopher N. Kristynik
Madden Asset Management LLC	Robert R. Madden
MetWest Asset Management, LLC	The Carlyle Group, L.P.
Mohican Financial Management, LLC	Eric C. Hage and Daniel C. Hage
Sabal Capital Management, LLC	William F. Charters
SSI Investment Management, Inc.	John D. Gottfurcht and Amy Jo Gottfurcht
St. James Investment Company, LLC	Robert J. Mark
Yacktman Asset Management LP	Gotham Acquisition LP, LLC and Yacktman Asset Management Co.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.